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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                                  June 6, 2001


                              Carreker Corporation
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             (Exact name of registrant as specified in its charter)


     Delaware                   0-24201                         75-1622836
  --------------          ------------------------      ----------------------
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)




    4055 Valley View Lane, Suite 1000, Dallas, Texas               75244
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      (Address of principal executive offices)                   (Zip Code)


                                 (972) 458-1981
                         ---------------------------
             (Registrant's telephone number, including area code)


                                      [N/A]
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        (Former name or former address, if changed since last report)

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ITEM 2.  Acquisition or Disposition of Assets.

On June 6, 2001, Carreker Corporation (the "Company") completed the acquisition (the "Acquisition") of Check Solutions Company pursuant to a partnership interest purchase agreement among Carreker Corporation, Check Consultants Company of Tennessee, Inc., IPSS Corporation, International Business Machines Corporation and First Tennessee Bank National Association (the "Agreement"), as described in the Company's Form 8-K filed with the Securities and Exchange Commission on May 29, 2001.

Under the terms of the Agreement, the Company paid $109.5 million in cash for the acquisition of Check Solutions Company. The Company funded the Acquisition through the use of $55 million of its own cash and borrowed $54.5 million from two banks, The Chase Manhattan Bank as the Administrative Agent and Compass Bank as the Syndication Agent, as more fully described in the Credit Agreement filed as an exhibit to this Form 8-K.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements of Business Acquired

      Financial statements of Check Solutions Company will be filed within the mandated time period.

(b)   Pro Forma Financial Information

      Pro forma financial information will be filed within the mandated time period.

(c)   Exhibits

2.1 Partnership Interest Purchase Agreement, dated May 22, 2001, among Carreker Corporation, Check Consultants Company of Tennessee, Inc., IPSS Corporation, International Business Machines Corporation and First Tennessee Bank National Association (incorporated by reference to Exhibit
      2.1 to the Company's Form 8-K filed May 29, 2001).

2.2 List of Schedules and Attachments omitted from Exhibit 2.1, Partnership Interest Purchase Agreement (incorporated by referenced to Exhibit 2.2 to the Company's Form 8-K filed May 29, 2001).

2.3   Press Release dated June 6, 2001.

10.1 Credit Agreement, dated June 6, 2001, among Carreker Corporation as Borrower, The Chase Manhattan Bank as Administrative Agent and Issuing Bank and Compass Bank as Syndication Agent.

10.2  List of Schedules and Exhibits omitted from Exhibit 10.1, Credit
      Agreement.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CARREKER CORPORATION


                                          By:  /s/ Terry L. Gage
                                             -------------------------------
                                                Terry L. Gage
                                                Executive Vice President and
                                                Chief Financial Officer


      Dated:  June 8, 2001




















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